Exhibit 99.1

NEWS RELEASE

Contact:

Alliance Data
Tiffany Louder – Investor Relations
214-494-3048
tiffany.louder@alliancedata.com

Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com

ALLIANCE DATA'S LOYALTYONE BUSINESS ANNOUNCES LONG-TERM
CONSULTING AGREEMENT WITH LOBLAW COMPANIES LIMITED

Precima - a New Growth Engine Housed within Alliance Data’s LoyaltyOne Business –
will provide Merchandising and Marketing Consulting, and Analytical Services
to Canada's Largest Retailer

DALLAS, TX (June 12, 2014) - Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced that Precima, a consulting and analytics firm specializing in shopper insights and housed within the Canadian LoyaltyOne business, signed a new long-term agreement to develop and execute customer-centric merchandising and marketing strategies for Loblaw Companies Limited (TSX: L, "Loblaw"). Precima’s business focus is primarily mid- to large-size companies that tend to have thousands of SKUs (products), such as grocers and pharmacies.

Loblaw is Canada’s food and pharmacy leader, the nation’s largest retailer, and the majority unitholder of Choice Properties Real Estate Investment Trust. With more than 2,300 locations across Canada, Loblaw provides grocery, pharmacy, health and beauty, apparel, general merchandise, banking, and wireless mobile products and services.

Loblaw will leverage Precima’s advanced analytics and modeling solutions, built with store-level, product-level (SKU) and customer-level data, to glean insights that will enable more profitable merchandising and marketing decisions. Building on previous consulting engagements for Loblaw, Precima will continue helping Loblaw on a more substantial, long-term basis to better understand its customers and incorporate these insights into key business decisions to enrich the shopping experience and increase sales. Additionally, Precima will provide customized reporting for hundreds of consumer package goods companies offering real-time results on targeted and mass promotional offers delivered through email, mobile, and in-store. These immediate insights of customer shopping behaviors provide a “pulse” on promotion and pricing performance, and enable Loblaw and participating vendors to modify pricing, product assortment and promotion decisions to drive improved marketing return on investment.

“At Loblaw, we believe in the need to speak to the individual. Our work with Precima allows us to do so and to provide innovative programs that are relevant and personalized to our customers,” said Uwe Stueckmann, senior vice president, marketing, of Loblaw Companies Limited. “We’re looking forward to continuing our engagement with Precima and leading the path in customer-centricity.”

"Identifying a new growth opportunity within LoyaltyOne, we established a unique consulting and analytical services division with a focus on using transaction-level data to understand a client’s customer behavior. We then use that information to create customer-centric merchandising strategies as well as targeted one-to-one customer communications to help engender loyalty and drive sales," said Bryan Pearson, president of LoyaltyOne. "Precima will use its combination of loyalty, analytics and retail industry expertise to explore new business opportunities with coalition and non-coalition retailers, around the globe.”

About Loblaw Companies Limited

Loblaw Companies Limited is Canada’s food and pharmacy leader, the nation’s largest retailer, and the majority unitholder of Choice Properties Real Estate Investment Trust. Loblaw provides Canadians with grocery, pharmacy, health and beauty, apparel, general merchandise, banking, and wireless mobile products and services. With more than 2,300 corporate, franchised and Associate-owned locations, Loblaw, its franchisees, and Associate-owners employ approximately 192,000 full- and part-time employees, making it one of Canada’s largest private sector employers.

Loblaw’s purpose – Live Life Well – puts first the needs and well-being of Canadians who make one billion transactions annually in the companies’ stores. Loblaw is positioned to meet and exceed those needs in many ways: convenient locations; more than 1,050 grocery stores that span the value spectrum from discount to specialty; full-service pharmacies at more than 1,250 Shoppers Drug Mart and Pharmaprix locations and more than 500 Loblaw locations; no-fee banking with PC Financial; affordable Joe Fresh fashion and family apparel; and three of Canada’s top consumer brands in Life Brand®, noname® and President’s Choice®. Through the PC Plus™ and Shoppers Optimum® loyalty programs, more than one in every three Canadians are rewarded for shopping with the companies.

About LoyaltyOne

LoyaltyOne is a global leader in the design and implementation of coalition loyalty programs, customer analytics and loyalty services for Fortune 1000 clients around the world. LoyaltyOne’s unparalleled track record delivering sustained business performance improvement for clients stems from its unique combination of hands-on practitioner experience and continuous thought leadership. LoyaltyOne has over 20 years history leveraging data-driven insights to develop and operate some of the world's most effective loyalty programs and customer-centric solutions. These include the AIR MILES Reward Program, North America's premier coalition loyalty program; a majority stake in European-based BrandLoyalty, one of the largest and most successful campaign-driven loyalty marketers outside of the Americas; and a working partnership with Latin America's leading coalition program, dotz. LoyaltyOne is also the owner of COLLOQUY, a group dedicated to research, publishing and education for the global loyalty industry.

About Precima

Precima is a consulting and analytical services division of LoyaltyOne. Precima software-as-a-service solutions use shopper insights to enable more profitable merchandising and marketing decisions. Leveraging its unique combination of loyalty, analytics and retail industry expertise, honed over 18 years, Precima helps clients deliver on the promise of shopper-centricity for sustainable competitive advantage.

About Alliance Data

Alliance Data® (NYSE: ADS) and its combined businesses is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500 company headquartered in Dallas, Alliance Data and its three businesses employ approximately 12,000 associates at more than 80 locations worldwide. Alliance Data was named to FORTUNE magazine’s 2014 list of World’s Most Admired Companies.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our website, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.